Exhibit 99.2

Janus Henderson Group 2Q18 results presentation Tuesday 31 July 2018 Dick Weil Chief Executive Officer Roger Thompson Chief Financial Officer

Roger Thompson Chief Financial Officer 2Q18 results presentation Business and financial update

2Q18 highlights Integration continues to progress ahead of expectations Good investment performance AUM of US$370.1bn with positive markets offset by net outflows and FX losses Adjusted diluted EPS of US$0.74 Declared US$0.36 per share dividend and Board authorised on-market share buyback up to US$100m 2Q18 1Q18 3 year investment outperformance¹ 64% 68% Net flows (US$2.7bn) (US$2.7bn) Total AUM US$370.1bn US$371.9bn US GAAP diluted EPS US$0.70 US$0.82 Adjusted diluted EPS² US$0.74 US$0.71 Dividend per share US$0.36 US$0.36 1 Represents percentage of AUM outperforming the relevant benchmark. Full performance disclosures detailed in the appendix on slide 25. 2 See adjusted financial measures reconciliation on slide 33 for additional information. Key metrics – 2Q18 vs 1Q18

97% Capability 1 year 3 years 5 years Equities Fixed Income Quantitative Equities Multi-Asset Alternatives Total Investment performance Investment performance held up well against a volatile market backdrop % of AUM outperforming benchmark (30 Jun 2017 to 30 Jun 2018) % of AUM outperforming benchmark (as at 30 Jun 2018) Note: Represents percentage of AUM outperforming the relevant benchmark. For 30 Jun 2017, JHG pro forma AUM data is used in the calculation as if the merger had occurred at the beginning of the period shown. Full performance disclosures detailed in the appendix on slide 25. 100% 82% 58% 63% 88% 64% 90% 99% 69% 90% 73% 98% 93% 87% 25% 47% 87% 73% 69 71 89 75 77 87 76 66 79 79 68 84 69 64 82 1 year 3 years 5 years 30 Jun 2017 30 Sep 2017 31 Dec 2017 31 Mar 2018 30 Jun 2018

Total flows Total flows 2Q16 to 2Q18 (US$bn) 23% 20% 26% 24% 24% (25%) (24%) (28%) (33%) (26%) Note: Data for periods prior to and including 2Q17 presents pro forma flows of JHG as if the merger had occurred at the beginning of the period shown. 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. Redemptions Sales Net sales / (redemptions) Annualised gross sales¹ Annualised gross redemptions¹ Net outflows driven by Intermediary business 22% (25%) 21% (20%) 21% (24%) 18% (21%) 18.2 15.6 20.9 19.4 20.2 18.3 20.0 19.7 17.1 (20.1) (18.8) (23.0) (26.4) (21.2) (17.6) (22.9) (22.4) (19.8) (1.9) (3.2) (2.1) (7.0) (1.0) 0.7 (2.9) (2.7) (2.7) 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18

2Q18 flows by capability 25% 3% 22% 30% 18% (28%) (10%) (16%) (44%) (20%) 2Q18 flows by capability (US$bn) Annualised gross sales¹ Annualised gross redemptions¹ 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. Redemptions Sales Net sales / (redemptions) Net outflows driven by Intermediary clients in Equities and Fixed Income 8.5 5.0 0.4 1.8 1.4 (9.6) (5.6) (1.2) (1.3) (2.1) (1.1) (0.6) (0.8) 0.5 (0.7) Equities Fixed Income Quantitative Equities Multi-Asset Alternatives

Statement of income Note: See adjusted financial measures reconciliation on slide 32 for additional information. US GAAP and adjusted US$m 3 months ended 30 Jun 2018 US GAAP Adjustments Adjusted Revenue Management fees 493.5 Performance fees 13.5 Shareowner servicing fees 31.8 Other revenue 53.6 Total revenue 592.4 (114.7) 477.7 Operating expenses Employee compensation and benefits 151.0 Long-term incentive plans 55.2 Distribution expenses 114.7 Investment administration 11.7 Marketing 9.5 General, administrative and occupancy 59.2 Depreciation and amortisation 15.8 Total operating expenses 417.1 130.8 286.3 Operating income 175.3 16.1 191.4

US$m unless otherwise stated 2Q18 1Q18 Change 2Q18 vs 1Q18 2Q17 Change 2Q18 vs 2Q17 Average AUM 369.1 377.4bn (2%) 339.9bn 9% Total revenue 592.4m 587.7m 1% 593.8m – Operating income 175.3m 176.2m (1%) 88.5m 98% Operating margin 29.6% 30.0% (0.4ppt) 14.9% 15ppt US GAAP diluted EPS 0.70 0.82 (15%) 0.29 141% Adjusted revenue 477.7m 470.4m 2% 482.2m (1.0%) Adjusted operating income 191.4m 188.8m 1% 199.5m (4%) Adjusted operating margin 40.1% 40.1% – 41.4% (1.3ppt) Adjusted diluted EPS 0.74 0.71 4% 0.68 9% Financial highlights Summary of results Note: 2Q17 data presents results of JHG as if the merger had occurred at the beginning of the period shown. 2Q17 numbers updated to reflect the adoption of the new revenue recognition standard, with a reconciliation shown on slide 35. See adjusted financial measures reconciliation on slides 32 and 33 for additional information. US GAAP and adjusted

2Q18 adjusted revenue drivers 2% decrease in management fees driven by lower average AUM and FX Performance fees increased from 1Q18 driven by seasonality, though reduced from the strong level reported in 2Q17 Revenue 2Q18 adjusted revenue increased driven by performance fees US$m, except margin data 2Q18 1Q18 Change Total adjusted revenue 477.7 470.4 2% Management fees 493.5 502.9 (2%) Performance fees 13.5 (3.9) nm Shareowner servicing fees 31.8 31.5 1% Other revenue 53.6 57.2 (6%) Distribution expenses (114.7) (117.3) (2%) Average net¹ mgmt fee margin 44.7bps 44.9bps (0.2bps) Pro forma adjusted revenue – 1Q18 vs 2Q18 (US$m) 470.4 477.7 Note: See pro forma adjusted financial measures reconciliation on slide 32 for additional information. 1 Net margin based on management fees net of distribution expenses. 502.9 493.5 (3.9) 13.5 31.5 31.8 57.2 53.6 (117.3) (114.7) 1Q18 2Q18 Management fees Performance fees Shareowner servicing fees Other revenue Distribution expenses

2.3 Performance fees US$73bn non-US mutual fund AUM eligible to earn performance fees across all periods 1 Other includes Offshore Absolute Return, Investment Trusts and Managed CDOs. Pay-out timing of AUM subject to performance fees (Non-US mutual fund AUM in US$bn as at 30 Jun 2018) SICAVs Segregated mandates UK OEICs / UTs Other¹ Quarterly payment Annual payment 34.5 40.5 23.0 36.9 16.2 AUM subject to quarterly performance fees does not change quarter over quarter 19.8 13.8 20.7 Performance fees – 2Q17 vs 2Q18 (US$m) Lower performance fees in 2Q18 due to weaker performance in the larger European Equity funds and UK Absolute Return SICAVs Segregated mandates UK OEICs / UTs US mutual funds Other¹ 52.3 13.5 2Q17 eligible non-US mutual fund AUM: US$39.7bn 2Q18 eligible non-US mutual fund AUM: US$40.5bn 2Q 3Q 4Q 1Q (7.7) (7.7) 29.6 4.2 13.7 4.4 6.4 4.4 10.2 8.2 2Q17 2Q18

Adjusted operating expenses – 2Q18 versus 1Q18 (US$m) Operating expenses US$m 2Q18 US GAAP Adjustments 2Q18 adjusted 1Q18 adjusted Change 2Q18 adjusted vs 1Q18 adjusted Employee compensation and benefits 151.0 (6.0) 145.0 143.8 1% Long-term incentive plans 55.2 (0.7) 54.5 39.9 37% Total compensation expenses 206.2 (6.7) 199.5 183.7 9% Distribution expenses 114.7 (114.7) – – nm Investment administration 11.7 (0.7) 11.0 11.4 (4%) Marketing 9.5 0.2 9.7 8.4 15% General, administrative and occupancy 59.2 (1.5) 57.7 70.1 (18%) Depreciation and amortisation 15.8 (7.4) 8.4 8.0 5% Non-staff operating expenses 210.9 (124.1) 86.8 97.9 (11%) Total operating expenses 417.1 (130.8) 286.3 281.6 2% Note: See adjusted financial measures reconciliation on slide 32 for additional information. General, administrative and occupancy included a US$12m legal outcome in 1Q18 Increase in long-term incentive plan expense due to timing and roll-off/roll-on of grants 281.6 286.3 1.2 14.6 (0.4) 1.3 (12.4) 0.4 1Q18 Compensation and benefits LT incentive plans Investment adminstration Marketing General, admin. and occupancy Depreciation and amortisation 2Q18

Adjusted non-staff operating expense drivers Non-staff operating expenses expected to increase by 12% in 2018, excluding MiFID II and one-off legal settlement Anticipated increase in non-staff operating expense reflects Return to normalised level of spend post-merger Regulatory spend and investments in the business Inflation and FX Adjusted non-staff operating expenses¹ (US$m) Non-staff operating expenses Non-staff operating expense guidance revised to lower end of range MiFID II estimated research cost One-off legal settlement +12% +7% Note: Data for periods prior to 2018 presents the results of JHG as if the merger had occurred at the beginning of the period shown. See adjusted financial measures reconciliation on slide 32 for additional information. 1 Includes investment administration; marketing; general, administrative and occupancy, and depreciation and amortisation. 322.6 306.8 12.2 19.0 2016 2017 2018 guidance

Compensation expense drivers

Cost synergy realisation

Adjusted total compensation expense and ratio[1]
(US$m unless otherwise stated)



47.5%
46.0%
45.3%
42.4%
40.4%
396.7
384.1
402.5
407.2
383.2
1H16
2H16
1H17
2H17
1H18

Adjusted total compensation expense drivers

- US$107m run rate pre-tax net cost synergies realised, largely through compensation expenses
  - Remain on track to realise at least US$125m[2]
- c.700bps improvement in compensation ratio in 2 years reflecting:
  - Realisation of cost synergies
  - BNP partnership
- FY18 adjusted compensation ratio expected to be low 40s

Note: Data for periods prior to and including 1H17 presents the results of JHG as if the merger had occurred at the beginning of the period shown. See adjusted financial measures reconciliation on slide 32 for additional information.
[1] Includes adjusted employee compensation and benefits and adjusted long-term incentive compensation. Ratio is the sum of adjusted employee compensation and benefits and adjusted long-term incentive compensation divided by adjusted revenue.
[2] Recurring annual run rate pre-tax net cost synergies within three years post-completion.

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Profitability Financial discipline to support sustainable growth Pro forma adjusted operating income and margin (US$m unless otherwise stated) Pro forma adjusted net income and diluted EPS (US$m, except per share data) Note: Data for 2Q17 presents the results of JHG as if the merger had occurred at the beginning of the period shown. See pro forma adjusted financial measures reconciliation on slides 32 and 33 for additional information.

1 Includes seed investments of US$600.5m (including investment securities of consolidated variable interest entities of US$432.2m), investments related to deferred compensation plans of US$106.0m and other investments of US$13.3m as at 31 March 2018; includes seed investments of US$519.8m (including investment securities of consolidated variable interest entities of US$351.0m), investments related to deferred compensation plans of US$138.5m and other investments of US$6.1m as at 30 June 2018. Balance sheet At 30 Jun 2018, cash and investment securities totalled US$1,368m compared to outstanding debt of US$330m Cash and cash equivalents increased 6%, with cash flow generation partially offset by dividend payments 2018 Convertible Senior Notes, with a maturity date of 15 July, were fully repaid Board declared a dividend of US$0.36 per share to be paid on 24 August to shareholders on record at the close of business on 13 August Board approved an on-market share buyback programme up to US$100m Strong liquidity position 330 1,385 Investment securities¹ Cash and cash equivalents² 2018 maturity 2025 maturity Balance sheet profile – carrying value (31 March 2018 vs 30 June 2018) (US$m) 331 2 Includes cash and cash equivalents of consolidated variable interest entities of US$54.0m and US$34.0m as at 31 March 2018 and 30 June 2018 respectively. 30 Jun 2018 1,368 31 Mar 2018

Q&A

Appendix

Assets under management as at 30 Jun 2018 By client type By capability By client location US$193.3bn US$76.5bn US$50.1bn US$32.6bn US$17.6bn US$63.2bn US$162.6bn US$144.3bn US$194.2bn US$116.6bn US$59.3bn AUM: US$370.1bn Note: Latin America AUM is classified under EMEA having previously been categorised under Americas. 52% 21% 13% 9% 5% Equities Fixed Income Quantitative Equities Multi-Asset Alternatives 17% 44% 39% Self-directed Intermediary Institutional 52% 32% 16% North America EMEA & LatAm Asia Pacific

Investment management capabilities Diversified product range Equities US$193.3bn AUM 30 Jun 2018 US$370.1bn Fixed Income US$76.5bn Multi-Asset US$32.6bn Self-directed Intermediary Intermediary Institutional Institutional Institutional Institutional Quantitative Equities US$50.1bn Self-directed Self-directed Intermediary Intermediary Institutional Equities Diverse business encompassing a wide range of geographic and investment styles Fixed Income Coverage across the asset class, with an increasingly global offering Quantitative Equities Intech applies advanced mathematical and systematic portfolio rebalancing intended to harness the volatility of stock price movements Multi-Asset Retail and Institutional offering through a diversity of strategies Alternatives Expertise in liquid alternatives alongside traditional hedge funds Alternatives US$17.6bn Intermediary

Investment management capabilities Balanced range of offerings AUM by investment capability as at 30 Jun 2018 US$193.3bn US$76.5bn US$50.1bn US$32.6bn US$17.6bn 100% Unconstrained 0% Equities Fixed Income Quantitative Equities Multi-Asset Alternatives 1 Other primarily includes Absolute Return Bond and Multi-Strategy. 19 Regional Regional Enhanced index Structured debt Strategic Fixed Inc. Absolute return Absolute risk Asset Allocation Other¹ Specialist Multi-Asset Commodities/Agri. Property Global bonds Corporate credit Global Equities Relative risk Balanced European Equities Long/short equity Australian Fixed Income US Fixed Income US Equities

Largest pooled funds by capability

Capability	Fund	Product	Strategy	AUM 30 Jun 2018
Equity	JnsHnd Enterprise	US Mutual Fund	Mid Cap Growth	US$17.9bn
	JnsHnd Research	US Mutual Fund	US Research Growth Equity	US$13.7bn
	JnsHnd Forty	US Mutual Fund	Concentrated Growth	US$12.5bn
	JnsHnd Triton	US Mutual Fund	Small-Mid Cap Growth	US$11.0bn
	JnsHnd Global Equity Income	US Mutual Fund	Global Equity Income	US$5.7bn
Fixed Income	JnsHnd Flexible Bond	US Mutual Fund	Core Plus Fixed Income	US$7.2bn
	JnsHnd Absolute Return	Australian UT	Absolute Return Income	US$4.8bn
	JnsHnd Strategic Bond	UK OEIC	Global Strategic Fixed Income	US$2.8bn
	JnsHnd Tactical Income	Australian MIS	Australian Fixed Income	US$2.1bn
	JnsHnd Hzn Euro Corporate Bond	SICAV	Sterling Investment Grade Credit	US$1.7bn
Multi-Asset	JnsHnd Balanced	US Mutual Fund	Balanced	US$14.8bn
	JnsHnd Balanced Portfolio	US Mutual Fund	Balanced	US$3.6bn
	JnsHnd Cautious Managed	UK OEIC	UK Income and Growth	US$2.7bn
	JnsHnd Balanced	Dublin OEIC	Balanced	US$1.1bn
	JnsHnd Multi-Manager Managed	UK OEIC	Multi-manager	US$0.5bn
Alternatives	JnsHnd UK Absolute Return	SICAV	UK Large Cap Absolute Return Equity	US$5.7bn
	JnsHnd UK Absolute Return	UK OEIC	UK Large Cap Absolute Return Equity	US$3.3bn
	JnsHnd UK Property PAIF / Feeder	UK OEIC/UT	Property	US$4.0bn
	JnsHnd Horizon Pan European Alpha	SICAV	Europe Large Cap Long/Short	US$1.1bn
	Alphagen Euro Best Ideas	Hedge Fund	Europe Large Cap Agnostic	US$0.3bn
Total				US$116.5bn

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Flows: Equities and Fixed Income Equities (US$bn) Fixed Income (US$bn) 26% (23%) 28% (33%) Redemptions Sales Net sales / (redemptions) Note: Data for 2Q17 presents pro forma flows of JHG as if the merger had occurred at the beginning of the period shown. 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. Annualised gross sales¹ Annualised gross redemptions¹ 22% (21%) 27% (25%) 24% (25%) 26% (25%) 21% 26% (25%) (28%) 18% (20%) 25% (28%) 10.6 9.6 10.8 9.9 8.5 (9.4) (9.0) (11.5) (11.7) (9.6) 1.2 0.6 (0.7) (1.8) (1.1) 2Q17 3Q17 4Q17 1Q18 2Q18 5.4 5.3 5.2 5.3 5.0 (6.3) (4.9) (5.0) (5.6) (5.6) (0.9) 0.4 0.2 (0.3) (0.6) 2Q17 3Q17 4Q17 1Q18 2Q18

Flows: Quantitative Equities, Multi-Asset and Alternatives Quantitative Equities (US$bn) Multi-Asset (US$bn) Alternatives (US$bn) 6% (35%) (21%) (22%) Note: Data for 2Q17 presents pro forma flows of JHG as if the merger had occurred at the beginning of the period shown. 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. Annualised gross sales¹ Annualised gross redemptions¹ Redemptions Sales Net sales / (redemptions) 6% (10%) (16%) 16% 13% 54% (29%) 38% 6% (19%) (17%) 14% (56%) 45% 31% 16% 13% (51%) (15%) (11%) 3% (10%) 22% (16%) 30% (44%) 1.2 0.9 1.1 1.3 1.8 (1.5) (1.2) (1.3) (1.2) (1.3) (0.3) (0.3) (0.2) 0.1 0.5 2Q17 3Q17 4Q17 1Q18 2Q18 0.7 0.7 0.7 1.7 0.4 (2.5) (1.2) (2.3) (1.4) (1.2) (1.8) (0.5) (1.6) 0.3 (0.8) 2Q17 3Q17 4Q17 1Q18 2Q18 2.3 1.8 2.2 1.5 1.4 (1.5) (1.3) (2.8) (2.5) (2.1) 0.8 0.5 (0.6) (1.0) (0.7) 2Q17 3Q17 4Q17 1Q18 2Q18

Total net flows by capability (1.9) (3.2) (2.1) (7.0) (1.0) Total net flows by capability 2Q16 to 2Q18 (US$bn) Note: Data for periods prior to and including 2Q17 presents pro forma flows of JHG as if the merger had occurred at the beginning of the period shown. 0.7 (2.9) (2.7) (2.7) 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 Equities Fixed Income Quantitative Equities Multi-Asset Alternatives

AUM and flows by capability

All data in US$bn	Equities	Fixed Income	Quantitative Equities	Multi-Asset	Alternatives	Total
AUM 31 Mar 2017	**162.3**	**76.3**	**46.2**	**28.6**	**17.4**	**330.8**
Sales	10.6	5.4	0.7	1.2	2.3	20.2
Redemptions	(9.4)	(6.3)	(2.5)	(1.5)	(1.5)	(21.2)
Net sales / (redemptions)	1.2	(0.9)	(1.8)	(0.3)	0.8	(1.0)
Market / FX	9.9	1.9	2.1	1.1	0.8	15.8
Acquisitions / disposals	–	(0.1)	–	–	(0.6)	(0.7)
AUM 30 Jun 2017	**173.4**	**77.2**	**46.5**	**29.4**	**18.4**	**344.9**
Sales	9.6	5.3	0.7	0.9	1.8	18.3
Redemptions	(9.0)	(4.9)	(1.2)	(1.2)	(1.3)	(17.6)
Net sales / (redemptions)	0.6	0.4	(0.5)	(0.3)	0.5	0.7
Market / FX	8.3	1.8	3.0	1.1	0.7	14.9
AUM 30 Sep 2017	**182.3**	**79.4**	**49.0**	**30.2**	**19.6**	**360.5**
Sales	10.8	5.2	0.7	1.1	2.2	20.0
Redemptions	(11.5)	(5.0)	(2.3)	(1.3)	(2.8)	(22.9)
Net sales / (redemptions)	(0.7)	0.2	(1.6)	(0.2)	(0.6)	(2.9)
Market / FX	8.1	0.5	2.5	1.6	0.5	13.2
AUM 31 Dec 2017	**189.7**	**80.1**	**49.9**	**31.6**	**19.5**	**370.8**
Sales	9.9	5.3	1.7	1.3	1.5	19.7
Redemptions	(11.7)	(5.6)	(1.4)	(1.2)	(2.5)	(22.4)
Net sales / (redemptions)	(1.8)	(0.3)	0.3	0.1	(1.0)	(2.7)
Market / FX	2.8	0.2	0.2	0.1	0.5	3.8
AUM 31 Mar 2018	**190.7**	**80.0**	**50.4**	**31.8**	**19.0**	**371.9**
Sales	8.5	5.0	0.4	1.8	1.4	17.1
Redemptions	(9.6)	(5.6)	(1.2)	(1.3)	(2.1)	(19.8)
Net sales / (redemptions)	(1.1)	(0.6)	(0.8)	0.5	(0.7)	(2.7)
Market / FX	3.7	(2.9)	0.5	0.3	(0.7)	0.9
AUM 30 Jun 2018	**193.3**	**76.5**	**50.1**	**32.6**	**17.6**	**370.1**

Note: Data for 2Q17 presents pro forma AUM and flows of JHG as if the merger had occurred at the beginning of the period shown.

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Investment performance

% of AUM outperforming benchmark

Capability	2Q17			3Q17			4Q17			1Q18			2Q18		
	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr
Equities	68%	77%	84%	61%	73%	82%	64%	60%	67%	68%	59%	76%	63%	58%	73%
Fixed Income	93%	92%	91%	92%	91%	97%	93%	95%	98%	96%	96%	97%	87%	93%	98%
Quantitative Equities	6%	48%	91%	85%	61%	87%	90%	27%	87%	91%	46%	88%	47%	25%	87%
Multi-Asset	97%	21%	100%	95%	87%	90%	86%	87%	89%	83%	87%	90%	90%	88%	90%
Alternatives	97%	67%	100%	91%	100%	100%	93%	76%	100%	95%	76%	100%	99%	73%	100%
Total	69%	71%	89%	75%	77%	87%	76%	66%	79%	79%	68%	84%	69%	64%	82%

Note: Outperformance is measured based on composite performance gross of fees vs primary benchmark, except where a strategy has no benchmark index or corresponding composite in which case the most relevant metric is used: (1) composite gross of fees vs zero for absolute return strategies, (2) fund net of fees vs primary index or (3) fund net of fees vs Morningstar peer group average or median. Non-discretionary and separately managed account assets are included with a corresponding composite where applicable.

Cash management vehicles, ETFs, Managed CDOs, Private Equity funds and custom non-discretionary accounts with no corresponding composite are excluded from the analysis. Excluded assets represent 4% of AUM as at 30 Jun 2017, 31 Mar 2018, 30 Jun 2018 and 3% of AUM as at 30 Sep 2017 and 31 Dec 2017. Capabilities defined by Janus Henderson. Data for 2Q17 presents the pro forma assets as if the merger had occurred at the beginning of the period shown.

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Mutual fund investment performance

% of mutual fund AUM in top 2 Morningstar quartiles

Capability	2Q17			3Q17			4Q17			1Q18			2Q18		
	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr
Equities	53%	87%	90%	56%	71%	88%	63%	59%	87%	64%	62%	82%	56%	61%	75%
Fixed Income	38%	41%	98%	81%	49%	98%	43%	36%	87%	48%	32%	62%	42%	38%	42%
Quantitative Equities	3%	58%	100%	7%	97%	48%	24%	64%	50%	57%	55%	51%	58%	54%	53%
Multi-Asset	79%	80%	97%	83%	81%	83%	82%	83%	84%	84%	82%	83%	92%	83%	83%
Alternatives	63%	24%	69%	38%	25%	32%	59%	25%	32%	53%	53%	53%	92%	25%	25%
Total	54%	74%	90%	61%	66%	85%	61%	56%	82%	63%	59%	76%	60%	57%	68%

Note: Includes Janus Investment Fund, Janus Aspen Series and Clayton Street Trust (US Trusts), Janus Henderson Capital Funds (Dublin based), Dublin and UK OEIC and Investment Trusts, Luxembourg SICAVs and Australian Managed Investment Schemes. The top two Morningstar quartiles represent funds in the top half of their category based on total return. On an asset-weighted basis, 82%, 82%, 73%, 67% and 74% of total mutual fund AUM were in the top 2 Morningstar quartiles for the 10-year periods ended 30 Jun 2017, 30 Sep 2017, 31 Dec 2017, 31 Mar 2018 and 30 Jun 2018 respectively. For the 1-, 3-, 5- and 10-year periods ending 30 Jun 2018, 45%, 50%, 57% and 63% of the 215, 203, 182 and 145 total mutual funds, respectively, were in the top 2 Morningstar quartiles.

Analysis based on "primary" share class (Class I Shares, Institutional Shares or share class with longest history for US Trusts; Class A Shares or share class with longest history for Dublin based; primary share class as defined by Morningstar for other funds). Performance may vary by share class.

ETFs and funds not ranked by Morningstar are excluded from the analysis. Capabilities defined by Janus Henderson. Data for 2Q17 presents the pro forma assets as if the merger had occurred at the beginning of the period shown. © 2017 Morningstar, Inc. All Rights Reserved.

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Mutual fund investment performance (cont’d) Group % of mutual fund AUM in top 2 Morningstar quartiles Equities 2nd quartile 1st quartile 60 61 61 63 54 57 66 56 59 74 68 85 82 76 90 56 56 63 64 53 61 71 59 62 87 75 88 87 82 90 1 year 3 year 5 year 1 year 3 year 5 year Note: Full performance disclosures detailed on slide 26. 30 30 30 36 23 44 42 41 40 40 57 49 44 47 51 24 31 31 27 37 30 24 15 19 17 33 36 38 29 17 2Q17 3Q17 4Q17 1Q18 2Q18 2Q17 3Q17 4Q17 1Q18 2Q18 2Q17 3Q17 4Q17 1Q18 2Q18 26 25 31 35 14 50 45 43 42 43 64 52 47 53 57 27 31 32 29 42 37 26 16 20 18 26 36 40 29 18 2Q17 3Q17 4Q17 1Q18 2Q18 2Q17 3Q17 4Q17 1Q18 2Q18 2Q17 3Q17 4Q17 1Q18 2Q18

Mutual fund investment performance (cont’d) Fixed Income % of mutual fund AUM in top 2 Morningstar quartiles Quantitative Equities 42 81 43 48 38 38 49 36 32 41 42 98 87 62 98 58 7 24 57 3 54 97 64 55 58 53 48 50 51 100 1 year 3 year 5 year 1 year 3 year 5 year Note: Full performance disclosures detailed on slide 26. 2nd quartile 1st quartile 3 57 38 50 9 38 8 5 4 3 4 24 20 8 88 64 55 16 92 43 50 47 53 2Q17 3Q17 4Q17 1Q18 2Q18 2Q17 3Q17 4Q17 1Q18 2Q18 2Q17 3Q17 4Q17 1Q18 2Q18 30 20 11 8 10 11 16 21 14 9 27 26 15 13 13 8 61 32 40 32 30 33 15 18 29 71 72 72 49 29 2Q17 3Q17 4Q17 1Q18 2Q18 2Q17 3Q17 4Q17 1Q18 2Q18 2Q17 3Q17 4Q17 1Q18 2Q18

Mutual fund investment performance (cont’d) Multi-Asset % of mutual fund AUM in top 2 Morningstar quartiles Alternatives 2nd quartile 1st quartile 92 83 82 84 79 83 81 83 82 80 83 83 84 83 97 92 38 59 53 63 25 25 25 53 24 25 32 32 53 69 1 year 3 year 5 year 1 year 3 year 5 year Note: Full performance disclosures detailed on slide 26. 75 76 76 78 90 74 76 76 77 80 77 77 78 79 79 4 7 6 6 2 6 5 7 5 3 20 6 6 4 4 2Q17 3Q17 4Q17 1Q18 2Q18 2Q17 3Q17 4Q17 1Q18 2Q18 2Q17 3Q17 4Q17 1Q18 2Q18 1 29 28 28 22 23 23 24 23 23 23 24 25 24 62 9 59 25 64 2 2 2 29 2 46 9 8 28 1 2Q17 3Q17 4Q17 1Q18 2Q18 2Q17 3Q17 4Q17 1Q18 2Q18 2Q17 3Q17 4Q17 1Q18 2Q18

US GAAP: statement of income

US$m, except per share data or as noted	3 months ended			
	30 Jun 2018	31 Mar 2018	30 Jun 2017	30 Jun 2017 Pro forma
Revenue				
Management fees	493.5	502.9	300.0	458.3
Performance fees	13.5	(3.9)	57.7	52.3
Shareowner servicing fees	31.8	31.5	9.9	29.5
Other revenue	53.6	57.2	29.0	53.7
Total revenue	**592.4**	**587.7**	**396.6**	**593.8**
Operating expenses				
Employee compensation and benefits	151.0	146.7	123.6	185.7
Long-term incentive plans	55.2	40.0	47.3	61.2
Distribution expenses	114.7	117.3	72.5	111.6
Investment administration	11.7	11.4	9.7	9.7
Marketing	9.5	8.5	10.1	23.2
General, administrative and occupancy	59.2	72.2	67.3	98.7
Depreciation and amortisation	15.8	15.4	9.4	15.2
Total operating expenses	**417.1**	**411.5**	**339.9**	**505.3**
Operating income	**175.3**	**176.2**	**56.7**	**88.5**
Interest expense	(3.9)	(3.8)	(2.0)	(5.1)
Investment gains (losses), net	(16.6)	(0.7)	9.8	9.9
Other non-operating income (expenses), net	13.9	38.9	(2.0)	(1.6)
Income before taxes	**168.7**	**210.6**	**62.5**	**91.7**
Income tax provision	(38.2)	(47.4)	(21.0)	(31.7)
Net income	**130.5**	**163.2**	**41.5**	**60.0**
Net (income) loss attributable to non-controlling interests	10.1	2.0	0.2	(1.0)
Net income attributable to JHG	**140.6**	**165.2**	**41.7**	**59.0**
Less: allocation of earnings to participating stock-based awards	3.8	4.2	1.1	(1.7)
Net income attributable to JHG common shareholders	**136.8**	**161.0**	**40.6**	**57.3**
Diluted weighted-average shares outstanding (m)	**196.6**	**196.9**	**143.8**	**200.0**
Diluted EPS	**0.70**	**0.82**	**0.28**	**0.29**

Note: 2Q17 pro forma data presents pro forma results of JHG as if the merger had occurred at the beginning of the period shown. 2Q17 numbers updated to reflect the adoption of the new revenue recognition standard.

Janus Henderson GROUP PLC
30

Pro forma adjusted: statement of income

US$m, except per share data	3 months ended		
	30 Jun 2018	31 Mar 2018	30 Jun 2017
Revenue			
Management fees	493.5	502.9	458.3
Performance fees	13.5	(3.9)	52.3
Shareowner servicing fees	31.8	31.5	29.5
Other revenue	53.6	57.2	53.7
Distribution expenses	(114.7)	(117.3)	(111.6)
Total adjusted revenue	**477.7**	**470.4**	**482.2**
Operating expenses			
Employee compensation and benefits	145.0	143.8	160.3
Long-term incentive plans	54.5	39.9	48.0
Investment administration	11.0	11.4	9.7
Marketing	9.7	8.4	8.8
General, administrative and occupancy	57.7	70.1	48.5
Depreciation and amortisation	8.4	8.0	7.4
Total adjusted operating expenses	**286.3**	**281.6**	**282.7**
Adjusted operating income	**191.4**	**188.8**	**199.5**
Interest expense	(3.2)	(3.1)	(4.4)
Investment gains (losses), net	(16.6)	(0.7)	(0.3)
Other non-operating income (expenses), net	9.9	(5.9)	1.0
Adjusted income before taxes	**181.5**	**179.1**	**195.8**
Income tax provision	(41.7)	(37.5)	(55.0)
Adjusted net income	**139.8**	**141.6**	**140.8**
Net (income) loss attributable to non-controlling interests	10.1	2.0	(1.0)
Adjusted net income attributable to JHG	**149.9**	**143.6**	**139.8**
Less: allocation of earnings to participating stock-based awards	(4.1)	(3.6)	(4.0)
Adjusted net income attributable to JHG common stockholders	**145.8**	**140.0**	**135.8**
Diluted weighted-average shares outstanding (m)	**196.6**	**196.9**	**200.0**
Adjusted diluted EPS	**0.74**	**0.71**	**0.68**

Note: 2Q17 data presents pro forma results of JHG as if the merger had occurred at the beginning of the period shown. 2Q17 numbers updated to reflect the adoption of the new revenue recognition standard, with a reconciliation shown on slide 35. See adjusted financial measures reconciliation on slides 32 and 33 for additional information.

Janus Henderson
GROUP PLC

31

3 months ended US$m, except per share data 30 Jun 2018 31 Mar 2018 30 Jun 2017 Reconciliation of revenue to adjusted revenue Revenue 592.4 587.7 593.8 Distribution expenses¹ (114.7) (117.3) (111.6) Adjusted revenue 477.7 470.4 482.2 Reconciliation of operating income to adjusted operating income Operating income 175.3 176.2 88.5 Employee compensation and benefits² 6.0 2.9 25.4 Long-term incentive plans² 0.7 0.1 13.2 Investment administration² 0.7 – – Marketing² (0.2) 0.1 14.4 General, administrative and occupancy² 1.5 2.1 50.2 Depreciation and amortisation³ 7.4 7.4 7.8 Adjusted operating income 191.4 188.8 199.5 Operating margin4 29.6% 30.0% 14.9% Adjusted operating margin5 40.1% 40.1% 41.4% Alternative performance measures Reconciliation of adjusted financial measures Note: 2Q17 data presents pro forma results of JHG as if the merger had occurred at the beginning of the period shown. 2Q17 numbers updated to reflect the adoption of the new revenue recognition standard, with a reconciliation shown on slide 35. Reconciliation to be used in conjunction with slide 33. Footnotes 1 to 5 included on slide 34.

3 months ended US$m, except per share data 30 Jun 2018 31 Mar 2018 30 Jun 2017 Reconciliation of net income to adjusted net income, attributable to JHG Net income attributable to JHG 140.6 165.2 59.0 Employee compensation and benefits² 6.0 2.9 25.4 Long-term incentive plans² 0.7 0.1 13.2 Investment administration² 0.7 – – Marketing² (0.2) 0.1 14.4 General, administrative and occupancy² 1.5 2.1 50.2 Depreciation and amortisation³ 7.4 7.4 7.8 Interest expense6 0.7 0.7 0.7 Investment gains (losses), net7 – – (10.2) Other non-operating income (expense)6 (4.0) (44.8) 2.6 Income tax provision8 (3.5) 9.9 (23.3) Adjusted net income attributable to JHG 149.9 143.6 139.8 Diluted earnings per share9 0.70 0.82 0.29 Adjusted diluted earnings per share10 0.74 0.71 0.68 Alternative performance measures (cont’d) Reconciliation of adjusted financial measures Note: 2Q17 data presents pro forma results of JHG as if the merger had occurred at the beginning of the period shown. Reconciliation to be used in conjunction with slide 32. Footnotes 2, 3, 6, 7, 8, 9 and 10 included on slide 34.

Alternative performance measures (cont’d) Footnotes to reconciliation of adjusted financial measures 1 Distribution expenses are paid to financial intermediaries for the distribution of JHG’s investment products. JHG management believes that the deduction of third-party distribution, service and advisory expenses from revenue in the computation of net revenue reflects the nature of these expenses as revenue-sharing activities, as these costs are passed through to external parties that perform functions on behalf of, and distribute, the Group’s managed AUM. 2 Adjustments primarily represent deal and integration costs in relation to the Merger. The costs primarily represent severance costs, legal costs and consulting fees. JHG management believes these costs do not represent the ongoing operations of the Group. 3 Investment management contracts have been identified as a separately identifiable intangible asset arising on the acquisition of subsidiaries and businesses. Such contracts are recognised at the net present value of the expected future cash flows arising from the contracts at the date of acquisition. For segregated mandate contracts, the intangible asset is amortised on a straight-line basis over the expected life of the contracts. JHG management believes these non-cash and acquisition-related costs do not represent the ongoing operations of the Group. 4 Operating income divided by revenue. 5 Adjusted operating income divided by adjusted revenue. 6 Adjustments primarily represent the gain on the sale of JHG’s back office (including fund administration and fund accounting), middle office and custody functions in the US to BNP Paribas, fair value movements on options issued to Dai-ichi and deferred consideration costs associated with acquisitions prior to the Merger. JHG management believes these costs do not represent the ongoing operations of the Group. 7 Adjustment relates to the gain recognised on disposal of the alternative UK small cap team (‘Volantis team’) on 1 April 2017. JHG management believes this gain does not represent the ongoing operations of the Group. 8 The tax impact of the adjustments is calculated based on the US or foreign statutory tax rate as they relate to each adjustment. Certain adjustments are either not taxable or not tax-deductible. 9 Net income attributable to JHG common shareholders divided by weighted-average diluted common shares outstanding. 10 Adjusted net income attributable to JHG common shareholders divided by weighted-average diluted common shares outstanding.

US$m 3 months ended 30 Jun 2017 previously reported Adjustment 30 Jun 2017 updated Revenue Management fees 454.3 4.0 458.3 Performance fees 52.3 – 52.3 Shareowner servicing fees 29.5 – 29.5 Other revenue 30.0 23.7 53.7 Total revenue 566.1 27.7 593.8 Distribution expenses (83.9) (27.7) (111.6) Total revenue, net of distribution expenses 482.2 – 482.2 Reconciliation: revenue recognition standard Impact of adoption of new revenue recognition standard Pro forma US GAAP statement of income extract

2Q18 (US$m) 1Q18 (US$m) 2Q17 (US$m) AUM generating 2Q18 pfees (US$bn) # of funds generating 2Q18 pfees Frequency Timing SICAVs¹ 4.2 1.0 29.6 7.0 12 23 annually; 2 quarterly 23 at June; 2 on quarters Offshore Absolute Return 1.5 0.4 2.0 0.1 2 Quarterly / Annually Various Segregated Mandates² 4.4 2.5 6.4 0.6 4 Quarterly / Annually Various UK OEICs & Unit Trusts 4.4 – 13.7 3.4 2 Quarterly Various Investment Trusts 6.7 – 8.4 1.8 2 Annually Various US Mutual Funds³ (7.7) (7.8) (7.7) 43.6 17 Monthly Monthly Total 13.5 (3.9) 52.3 56.5 39 Performance fees Note: 2Q17 data presents the results of JHG as if the merger had occurred at the beginning of the period shown. Numbers may not cast due to rounding. 1 1Q18 SICAV performance fee relates to accrual true-ups. 2 Segregated Mandates includes Private Accounts (legacy Janus product categorisation), Managed CDOs and Private Equity. 3 AUM data presents US Mutual Fund AUM subject to performance fees as at 30 Jun 2018. Janus Investment Funds and Janus Aspen Series Portfolios are counted as distinct and separate funds.

US mutual funds with performance fees Mutual funds with performance fees¹ AUM 30 Jun 2018 US$m Benchmark Base fee Performance fee2 Performance cap/(floor) vs benchmark 2Q18 P&L impact US$’000 Research Fund³ 13,723 Russell 1000® Growth Index 0.64% ± 15 bps ± 5.00% (3,669) Forty Fund³ and Portfolio 13,356 Russell 1000® Growth Index 0.64% ± 15 bps ± 8.50% (1,205) Mid Cap Value Fund and Portfolio 3,846 Russell Midcap® Value Index 0.64% ± 15 bps ± 4.00% 681 Global Research Fund and Portfolio 3,558 MSCI World IndexSM 0.60% ± 15 bps ± 6.00% (901) Small Cap Value Fund 3,002 Russell 2000® Value Index 0.72% ± 15 bps ± 5.50% (271) Contrarian Fund 2,583 S&P 500® Index 0.64% ± 15 bps ± 7.00% (1,095) Overseas Fund and Portfolio 2,369 MSCI All Country World ex-U.S. IndexSM 0.64% ± 15 bps ± 7.00% (975) Research Portfolio4 523 Russell 1000® Growth Index 0.64% ± 15 bps ± 5.00% (230) Global Real Estate Fund 252 FTSE EPRA / NAREIT Global Index 0.75% ± 15 bps ± 4.00% 12 Global Value Fund 226 MSCI World IndexSM 0.64% ± 15 bps ± 7.00% (91) Large Cap Value Fund 116 Russell 1000® Value Index 0.64% ± 15 bps ± 3.50% (38) Select Value Fund 60 Russell 3000® Value Index 0.70% ± 15 bps ± 5.00% 36 Asia Equity Fund 34 MSCI All Country Asia ex-Japan IndexSM 0.92% ± 15 bps ± 7.00% (1) Total 43,648 (7,747) Note: AUM data shown on a managed view. 1 The funds listed have a performance-based investment advisory fee that adjusts up or down based on performance relative to a benchmark over 36-month rolling periods. Please see the funds’ Statements of Additional Information for more details and benchmark information. 2 Adjustment of ± 15 bps assumes constant assets and could be higher or lower depending on asset fluctuations. 3 The Janus Fund merged into the Research Fund and the Twenty Fund merged into the Forty Fund effective 1 May 2017. For two years, the investment advisory fee will be waived to the lesser of the investment advisory fee rate payable by the surviving fund, or the investment advisory fee rate that the merged fund would have paid if the merger did not occur. 4 Until 1 May 2020, the portion of performance for periods prior to 1 May 2017 will be compared to the Portfolio's former benchmark, the Core Growth Index (50% S&P 500® Index / 50% Russell 1000® Growth Index). Prior to 1 May 2017, the performance fee hurdle was ± 4.5% vs the Core Growth Index.

Long-term incentive compensation Estimated future long-term incentive compensation amortisation US$m Amount remaining to expense 2018 2019 2020 2021 2015 annual grant 5 5 – – – 2016 annual grant 28 20 7 1 – 2017 annual grant 58 36 17 5 – 2018 annual grant¹ 159 75 53 24 6 Other² 122 49 34 23 16 Total long-term incentive 372 185 111 53 22 Note: 2015, 2016, 2017 and 2018 annual grants generally vest over three and four years. Assumed no forfeitures in future periods. Assumed no change in future values related to market or currency, which would impact expense related to cash based awards (MFSAs and DEP funds) and social security expense upon vesting. 1 Includes US$1m of vesting in 2022 that is not reflected in the table. 2 Includes retention and recruiting awards; other subsidiary grants and social security expense. Social security expense is estimated based on amount of existing awards expected to vest in that year.

Contacts Investor enquiries John Groneman Head of Investor Relations +44 (0) 20 7818 2106 john.groneman@janushenderson.com Louise Curran Non-US Investor Relations +44 (0) 20 7818 5927 louise.curran@janushenderson.com Jim Kurtz US Investor Relations +1 (303) 336 4529 jim.kurtz@janushenderson.com Investor Relations +44 (0) 20 7818 5310 investor.relations@janushenderson.com Media enquiries Erin Passan North America +1 (303) 394 7681 erin.passan@janushenderson.com Angela Warburton EMEA +44 (0) 20 7818 3010 angela.warburton@janushenderson.com United Kingdom: FTI Consulting Andrew Walton +44 (0) 20 3727 1514 Asia Pacific: Honner Michael Mullane +61 2 28248 3740

Janus Henderson Investors 201 Bishopsgate, London EC2M 3AE Tel: 020 7818 1818 Fax: 020 7818 1819 Past performance is no guarantee of future results. Investing involves risk, including the possible loss of principal and fluctuation of value. Forward looking information This presentation includes statements concerning potential future events involving Janus Henderson Group plc that could differ materially from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Janus Henderson Group’s Annual Report on Form 10-K for the fiscal year ended 31 December 2017, on file with the Securities and Exchange Commission (Commission file no. 001-3810), including those that appear under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Many of these factors are beyond the control of the company and its management. Any forward-looking statements contained in this presentation are as of the date on which such statements were made. The company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realised. Annualised, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. No public offer The information, statements and opinions contained in this presentation do not constitute a public offer under any applicable legislation or an offer to sell or solicitation of any offer to buy any securities or financial instruments or any advice or recommendation with respect to such securities or other financial instruments. Not all products or services are available in all jurisdictions. Mutual funds in the US distributed by Janus Henderson Distributors. Please consider the charges, risks, expenses and investment objectives carefully before investing. For a US fund prospectus or, if available, a summary prospectus containing this and other information, please contact your investment professional or call 800.668.0434. Read it carefully before you invest or send money. Janus Henderson, Janus, Henderson, Intech, VelocityShares and Knowledge. Shared are trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC. 40